UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2020
 ______________________
Dell Technologies Inc.
(Exact name of registrant as specified in its charter)
 ______________________

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way
Round Rock
Texas	78682
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 289-3355
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01 per share	DELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.

On April 3, 2020, Dell Technologies Inc. (the “Company”) issued a press release announcing the commencement of a private offering of First Lien Notes to be issued by two of its wholly-owned subsidiaries, Dell International L.L.C. and EMC Corporation (the “co-issuers”). A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Subsequently, on April 3, 2020, the Company issued a press release announcing the pricing of the previously announced offering by the co-issuers of $1,000,000,000 aggregate principal amount of 5.850% First Lien Notes due 2025, $500,000,000 aggregate principal amount of 6.100% First Lien Notes due 2027 and $750,000,000 aggregate principal amount of 6.200% First Lien Notes due 2030 (collectively, the “Notes”). The offering is expected to close on April 9, 2020, subject to customary closing conditions. A copy of the press release is filed as Exhibit 99.2 to this report and incorporated herein by reference.

The Company intends to use the net proceeds from the offering of the Notes for general corporate purposes, including the repayment of debt.

The offering of the Notes was made in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in the United States only to persons reasonably believed to be “qualified institutional buyers,” as that term is defined in Rule 144A under the Securities Act, or outside the United States pursuant to Regulation S under the Securities Act.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

The following documents are herewith filed as exhibits to this report:

Exhibit Number	Description
99.1	Press release of Dell Technologies Inc. dated April 3, 2020.
99.2	Press release of Dell Technologies Inc. dated April 3, 2020.
104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2020	Dell Technologies Inc.
	By:	/s/ Robert Potts
Robert Potts Senior Vice President and Assistant Secretary
(Duly Authorized Officer)

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